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                                                                    EXHIBIT 23.2


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 13, 1997 included in Metrocall, Inc.'s Form 10-K/A for the year ended December 31, 1996 and to all references to our Firm included in or made a part of this registration statement filed on Form S-4.



                                                /s/ ARTHUR ANDERSEN LLP
                                                -----------------------
                                                ARTHUR ANDERSEN LLP

Washington, D.C.
 April 29, 1997